Supplement to the
Fidelity Flex® Small Cap Fund
December 30, 2020
Prospectus

Clint Lawrence no longer serves as lead portfolio manager of the fund.

The following information replaces similar information for Clint Lawrence found in the ”Fund Summary” section under the ”Portfolio Manager(s)” heading.

Derek Janssen (lead portfolio manager) has managed the fund since February 2021.

The following information replaces the biographical information for Clint Lawrence found in the “Fund Management” section under the ”Portfolio Manager(s)” heading.

Derek Janssen is lead portfolio manager of the fund, which he has managed since February 2021. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Janssen has worked as a research analyst and portfolio manager.

ZSC-21-01 1.9885340.104	February 2, 2021